UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 21, 2026

AMERICAN REBEL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41267	47-3892903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

218 3rd Avenue North, #400 Nashville, Tennessee	37201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (833) 267-3235

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Streeterville June 2025 Note Exchange Agreement

On July 22, 2026, the Company entered into an Exchange Agreement (the “Note Exchange”) with Streeterville Capital, LLC. The Company previously entered into that certain Secured Promissory Note (the “Note”), with an original issuance date of June 26, 2025 in the principal amount of $5,470,000. Pursuant to the Note Exchange, the Company and Streeterville agreed to partition a new Secured Promissory Note in the original principal amount of $126,000 (the “Partitioned Note”) from the Note and then cause the outstanding balance of the Note to be reduced by an amount equal to the initial outstanding balance of the Partitioned Note. Concurrently, the Partitioned Note was exchanged for 700,000 shares of the Company’s common stock.

The foregoing descriptions of the Note Exchange is not a complete description of all of the parties’ rights and obligations under the Note Exchange, and are qualified in its entirety by reference to the Form Note Exchange Agreement, a copy of which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed on January 29, 2026.

Streeterville Capital DACA Funds Release

As previously disclosed, on June 26, 2025, the Company entered into a note purchase agreement with Streeterville Capital, LLC (“Streeterville”) pursuant to which the Company issued and sold to Streeterville a secured promissory note in the original principal amount of $5,470,000. On the Closing Date, Streeterville paid $375,000.00 to the Company and $4,625,000.00 was sent to an account at Lakeside Bank owned by the Company’s newly formed wholly-owned subsidiary, ARH Sub, LLC, a Utah limited liability company, to be held pursuant to the Deposit Account Control Agreement (“DACA”). On July 10, 2025, the Company entered into a second securities purchase agreement, and amended and restated the DACA, with Streeterville pursuant to which the Company issued and sold to Streeterville a second secured convertible promissory note in the original principal amount of $6,235,000 (the “Note”). Streeterville paid $650,000.00 to Champion Safe Company, Inc., a wholly-owned subsidiary of the Company, and $5,000,000.00 was sent to the DACA account at Lakeside Bank. On July 27, 2026, Streeterville and ARH Sub sent joint instructions to Lakeside Bank to release $100,000 from the DACA to the Company.

Horberg Exchange Agreements

On July 28, 2026, the Company entered into an Exchange Agreement (the “Series D Exchange”) with Horberg Enterprises, LP (“Horberg”). The Company previously sold Horberg 100,000 shares of Series D Convertible Preferred Stock pursuant to that certain Securities Purchase Agreement dated as of October 1, 2025. Pursuant to the Series D Exchange, the Company and Horberg agreed to exchange and convert 6,800 shares of Series D Convertible Preferred Stock for 51 shares of Series E Preferred Stock, representing a dollar amount of $51,000.

On July 29, 2026, the Company entered into an additional Exchange Agreement (the “Series E Exchange”) with Horberg Enterprises, LP (“Horberg”). Pursuant to the Series E Exchange, the Company and Horberg agreed to exchange and convert 51 shares of Series E Preferred Stock for 386,145 shares of common stock.

The foregoing descriptions of the Series D and Series E Exchanges are not a complete description of all of the parties’ rights and obligations under the Exchanges, and are qualified in their entirety by reference to the Series D Exchange Agreement and Series E Exchange Agreement, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K.

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Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

On July 21, 2026, 1800 Diagonal Lending LLC converted $44,990.03 of the principal amount owed under a promissory note into 396,039 shares of common stock at $0.1136.

On July 23, 2026, 1800 Diagonal Lending LLC converted $24,310.74 of the principal amount owed under a promissory note into 214,003 shares of common stock at $0.1136.

On July 23, 2026, Silverback Capital Corporation (“SCC”) requested the issuance of 1,000,000 shares of Common Stock to SCC, representing a payment of approximately $120,500.

On July 23, 2026, the Company issued Streeterville 700,000 shares of common stock pursuant to the Note Exchange set forth in Item 1.01 above at a per share price of $0.18.

On July 29, 2026, the Company issued Horberg 386,145 shares of common stock, valued at $0.1321 per share, pursuant to the Series E Exchange set forth in Item 1.01 above.

All of the above-described issuances (if any) were exempt from registration pursuant to Section 4(a)(2), and/or Regulation D of the Securities Act as transactions not involving a public offering. With respect to each transaction listed above, no general solicitation was made by either the Company or any person acting on its behalf. All such securities issued pursuant to such exemptions are restricted securities as defined in Rule 144(a)(3) promulgated under the Securities Act, appropriate legends have been placed on the documents evidencing the securities, and may not be offered or sold absent registration or pursuant to an exemption therefrom.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 8, 2026, the Company’s Board of Directors approved a Second Amended and Restated Certificate of Designations of Preferences and Rights of Series E Preferred Stock (the “Revised Certificate of Designations”). The Revised Certificate of Designations was filed with the Secretary of State of the State of Nevada on July 24, 2026. The Revised Certificate of Designations is attached hereto as Exhibit 4.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

4.1	Second Amended and Restated Series E Preferred Certificate of Designation filed on July 24, 2026
10.1	Horberg Series D Exchange Agreement dated July 28, 2026
10.2	Horberg Series E Exchange Agreement dated July 29, 2026
104	Cover Page Interactive Data File

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REBEL HOLDINGS, INC.

Date: August 4, 2026	By:	/s/ Charles A. Ross, Jr.
Charles A. Ross, Jr.
Chief Executive Officer

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